Exhibit 10.1

5151 San Felipe, Suite 2500 Houston, Texas 77056
October 6, 2009
Ms. Nimmie Hickman
Washington Gas Light Company
6801 Industrial Pk
Springfield, VA 22151

Re:	Revision No. 2 to FTS Service Agreement 4484
Revision No. 1 to SST Service Agreement 100303
Dear Ms. Hickman:
Enclosed for your file are fully executed originals of the above-referenced agreements.
If you should have any questions, please feel free to contact me at (713) 331-7411.
Sincerely,
Melissa Shemenski
Customer Services Representative
Enclosure
Columbia Gas Transmission * Columbia Gulf Transmission * Crossroads Pipeline *
Central Kentucky Transmission * Hardy Storage * Millennium Pipeline

Appendix A to Service Agreement No.	100303	Revision No. 1

Under Rate Schedule	SST

Between (Transporter)	Columbia Gas Transmission, LLC

and (Shipper)	Washington Gas Light Company
Transportation Demand

Begin Date	End Date	Transportation Demand Dth/day	Recurrence Interval

November 1, 2008	March 31, 2009	396,650	10/1 - 3/31
April 1, 2009	April 23, 2009	198,325	4/1 - 9/30
April 24, 2009	September 30, 2009	198,325	4/1 - 9/30
October 1, 2009	March 31, 2010	396,650	10/1 - 3/31
April 1, 2010	September 30, 2010	198,325	4/1 - 9/30
October 1, 2010	March 31, 2011	396,650	10/1 - 3/31
April 1, 2011	September 30, 2011	198,325	4/1 - 9/30
October 1, 2011	March 31, 2012	396,650	10/1 - 3/31
April 1, 2012	September 30, 2012	198,325	4/1 - 9/30
October 1, 2012	March 31, 2013	396,650	10/1 - 3/31
April 1, 2013	September 30, 2013	198,325	4/1 - 9/30
October 1, 2013	March 31, 2014	396,650	10/1 - 3/31
April 1, 2014	September 30, 2014	198,325	4/1 - 9/30
October 1, 2014	March 31, 2015	396,650	10/1 - 3/31
April 1, 2015	September 30, 2015	198,325	4/1 - 9/30
October 1, 2015	March 31, 2016	396,650	10/1 - 3/31
April 1, 2016	September 30, 2016	148,744	4/1 - 9/30
October 1, 2016	March 31, 2017	297,488	10/1 - 3/31
April 1, 2017	September 30, 2017	148,744	4/1 - 9/30
October 1, 2017	March 31, 2018	297,488	10/1 - 3/31
April 1, 2018	September 30, 2018	99,163	4/1 - 9/30
October 1, 2018	March 31, 2019	198,326	10/1 - 3/31

Appendix A to Service Agreement No.	100303	Revision No. 1

Under Rate Schedule	SST

Between (Transporter)	Columbia Gas Transmission, LLC

and (Shipper)	Washington Gas Light Company
Transportation Demand

Begin Date	End Date	Transportation Demand Dth/day	Recurrence Interval

April 1, 2019	September 30, 2019	99,163	4/1 - 9/30
October 1, 2019	March 31, 2020	198,326	10/1 - 3/31
April 1, 2020	September 30, 2020	49,582	4/1 - 9/30
October 1, 2020	March 31, 2021	99,164	10/1 - 3/31
April 1, 2021	September 30, 2021	49,582	4/1 - 9/30
October 1, 2021	March 31, 2022	99,164	10/1 - 3/31
Primary Receipt Points

		Scheduling	Scheduling	Maximum Daily
Begin	End	Point	Point	Quantity	Recurrence
Date	Date	No.	Name	(Dth/Day) 1/	Interval

November 1, 2008	March 31, 2009	STOR	RP Storage Point TCO	396,650	10/1 - 3/31
April 1, 2009	April 23, 2009	STOR	RP Storage Point TCO	198,325	4/1 - 9/30
April 24, 2009	September 30, 2009	STOR	RP Storage Point TCO	198,325	4/1 - 9/30
October 1, 2009	March 31, 2010	STOR	RP Storage Point TCO	396,650	10/1 - 3/31
April 1, 2010	September 30, 2010	STOR	RP Storage Point TCO	198,325	4/1 - 9/30
October 1, 2010	March 31, 2011	STOR	RP Storage Point TCO	396,650	10/1 - 3/31
April 1, 2011	September 30, 2011	STOR	RP Storage Point TCO	198,325	4/1 - 9/30
October 1, 2011	March 31, 2012	STOR	RP Storage Point TCO	396,650	10/1 - 3/31
April 1, 2012	September 30, 2012	STOR	RP Storage Point TCO	198,325	4/1 - 9/30
October 1, 2012	March 31, 2013	STOR	RP Storage Point TCO	396,650	10/1 - 3/31
April 1, 2013	September 30, 2013	STOR	RP Storage Point TCO	198,325	4/1 - 9/30
October 1, 2013	March 31, 2014	STOR	RP Storage Point TCO	396,650	10/1 - 3/31
April 1, 2014	September 30, 2014	STOR	RP Storage Point TCO	198,325	4/1 - 9/30
October 1, 2014	March 31, 2015	STOR	RP Storage Point TCO	396,650	10/1 - 3/31

Appendix A to Service Agreement No.	100303	Revision No. 1

Under Rate Schedule	SST

Between (Transporter)	Columbia Gas Transmission, LLC

and (Shipper)	Washington Gas Light Company
Primary Receipt Points

		Scheduling	Scheduling	Maximum Daily
Begin	End	Point	Point	Quantity	Recurrence
Date	Date	No.	Name	(Dth/Day) 1/	Interval

April 1, 2015	September 30, 2015	STOR	RP Storage Point TCO	198,325	4/1 - 9/30
October 1, 2015	March 31, 2016	STOR	RP Storage Point TCO	396,650	10/1 - 3/31
April 1, 2016	September 30, 2016	STOR	RP Storage Point TCO	148,744	4/1 - 9/30
October 1, 2016	March 31, 2017	STOR	RP Storage Point TCO	297,488	10/1 - 3/31
April 1, 2017	September 30, 2017	STOR	RP Storage Point TCO	148,744	4/1 - 9/30
October 1, 2017	March 31, 2018	STOR	RP Storage Point TCO	297,488	10/1 - 3/31
April 1, 2018	September 30, 2018	STOR	RP Storage Point TCO	99,163	4/1 - 9/30
October 1, 2018	March 31, 2019	STOR	RP Storage Point TCO	198,326	10/1 - 03/31
April 1, 2019	September 30, 2019	STOR	RP Storage Point TCO	99,163	4/1 - 9/30
October 1, 2019	March 31, 2020	STOR	RP Storage Point TCO	198,326	10/1 - 03/31
April 1, 2020	September 30, 2020	STOR	RP Storage Point TCO	49,582	4/1 - 9/30
October 1, 2020	March 31, 2021	STOR	RP Storage Point TCO	99,164	10/1 - 3/31
April 1, 2021	September 30, 2021	STOR	RP Storage Point TCO	49,582	4/1 - 9/30
October 1, 2021	March 31, 2022	STOR	RP Storage Point TCO	99,164	10/1 - 3/31
Primary Delivery Points

									Minimum
						Maximum	Design		Delivery
		Scheduling	Scheduling	Measuring	Measuring	Daily Delivery	Daily	Aggregate	Pressure	Hourly
Begin	End	Point	Point	Point	Point	Obligation	Quantity	Daily	Obligation	Flowrate	Recurrence
Date	Date	No.	Name	No.	Name	(Dth/Day) 1/	(Dth/Day) 1/	Quantity 1/	(psig) 1/	(Dth/hour) 1/	Interval

November 1, 2008	March 31, 2016	78-28	WASHINGTON GAS-28	805458	BRINK	46,002			300	2,300.10	10/1 - 3/31
November 1, 2008	March 31, 2016	78-28	WASHINGTON GAS-28	805458	BRINK	33,581			300	1,679.05	4/1 - 9/30
November 1, 2008	March 31, 2016	78-28	WASHINGTON GAS-28	835175	WGL POOLESVILLE	2,400				120.00	10/1 - 3/31
November 1, 2008	March 31, 2016	78-28	WASHINGTON GAS-28	835175	WGL POOLESVILLE	1,752				87.60	4/1 - 9/30
April 24, 2009	March 31, 2016	78-28	WASHINGTON GAS-28	805458	BRINK	46,002			300	2,300.10	10/1 - 3/31

Appendix A to Service Agreement No.	100303	Revision No. 1

Under Rate Schedule	SST

Between (Transporter)	Columbia Gas Transmission, LLC

and (Shipper)	Washington Gas Light Company
Primary Delivery Points

									Minimum
						Maximum	Design		Delivery
		Scheduling	Scheduling	Measuring	Measuring	Daily Delivery	Daily	Aggregate	Pressure	Hourly
Begin	End	Point	Point	Point	Point	Obligation	Quantity	Daily	Obligation	Flowrate	Recurrence
Date	Date	No.	Name	No.	Name	(Dth/Day) 1/	(Dth/Day) 1/	Quantity 1/	(psig) 1/	(Dth/hour) 1/	Interval

April 24, 2009	March 31, 2016	78-28	WASHINGTON GAS-28	805458	BRINK	33,581			300	1,679.05	4/1 - 9/30
April 24, 2009	March 31, 2016	78-28	WASHINGTON GAS-28	835175	WGL POOLESVILLE	2,400				120.00	10/1 - 3/31
April 24, 2009	March 31, 2016	78-28	WASHINGTON GAS-28	835175	WGL POOLESVILLE	1,752				87.60	4/1 - 9/30
April 1, 2016	March 31, 2018	78-28	WASHINGTON GAS-28	805458	BRINK	34,502			300	1,725,10	10/1 - 3/31
April 1, 2016	March 31, 2018	78-28	WASHINGTON GAS-28	805458	BRINK	26,221			300	1,311.05	4/1 - 9/30
April 1, 2016	March 31, 2018	78-28	WASHINGTON GAS-28	835175	WGL POOLESVILLE	1,800				90.00	10/1 - 3/31
April 1, 2016	March 31, 2018	78-28	WASHINGTON GAS-28	835175	WGL POOLESVILLE	1,368				68.40	4/1 - 9/30
April 1, 2018	March 31, 2020	78-28	WASHINGTON GAS-28	805458	BRINK	23,001			300	1,150.05	10/1 - 3/31
April 1, 2018	March 31, 2020	78-28	WASHINGTON GAS-28	805458	BRINK	18,631			300	931.55	4/1 - 9/30
April 1, 2018	March 31, 2020	78-28	WASHINGTON GAS-28	835175	WGL POOLESVILLE	1,200				60.00	10/1 - 3/31
April 1, 2018	March 31, 2020	78-28	WASHINGTON GAS-28	835175	WGL POOLESVILLE	972				48.60	4/1 - 9/30
April 1, 2020	March 31, 2022	78-28	WASHINGTON GAS-28	805458	BRINK	11,501			300	575.05	10/1 - 3/31
April 1, 2020	March 31, 2022	78-28	WASHINGTON GAS-28	805458	BRINK	10,120			300	506.00	4/1 - 9/30
April 1, 2020	March 31, 2022	78-28	WASHINGTON GAS-28	835175	WGL POOLESVILLE	600				30.00	10/1 - 3/31
April 1, 2020	March 31, 2022	78-28	WASHINGTON GAS-28	835175	WGL POOLESVILLE	528				26.40	4/1 - 9/30
November 1, 2008	March 31, 2016	78-30	WASHINGTON GAS-30	802675	WGL Dranesville	135,303			300	6,765.15	10/1 - 3/31
November 1, 2008	March 31, 2016	78-30	WASHINGTON GAS-30	802675	WGL Dranesville	98,771			300	4,938.55	4/1 - 9/30
November 1, 2008	March 31, 2016	78-30	WASHINGTON GAS-30	802677	ROCKVILLE	488,585			300	24,429.25	10/1 - 3/31
November 1, 2008	March 31, 2016	78-30	WASHINGTON GAS-30	802677	ROCKVILLE	356,667			300	17,833.35	4/1 - 9/30
November 1, 2008	March 31, 2016	78-30	WASHINGTON GAS-30	803276	WGL Cedar Creek	12,509			500	625.45	10/1 - 3/31
November 1, 2008	March 31, 2016	78-30	WASHINGTON GAS-30	803276	WGL Cedar Creek	9,132			500	456.60	4/1 - 9/30
November 1, 2008	March 31, 2016	78-30	WASHINGTON GAS-30	804581	MANASSAS	0					10/1 - 3/31
November 1, 2008	March 31, 2016	78-30	WASHINGTON GAS-30	804581	MANASSAS	0					4/1 - 9/30
November 1, 2008	March 31, 2016	78-30	WASHINGTON GAS-30	805007	STRASBURG	1,700			300	85.00	10/1 - 3/31
November 1, 2008	March 31, 2016	78-30	WASHINGTON GAS-30	805007	STRASBURG	1,241			300	62.05	4/1 - 9/30
November 1, 2008	March 31, 2016	78-30	WASHINGTON GAS-30	805181	New Market	750			300	37.50	10/1 - 3/31
November 1, 2008	March 31, 2016	78-30	WASHINGTON GAS-30	805181	New Market	548			300	27.40	4/1 - 9/30

Appendix A to Service Agreement No.	100303	Revision No. 1

Under Rate Schedule	SST

Between (Transporter)	Columbia Gas Transmission, LLC

and (Shipper)	Washington Gas Light Company
Primary Delivery Points

									Minimum
						Maximum	Design		Delivery
		Scheduling	Scheduling	Measuring	Measuring	Daily Delivery	Daily	Aggregate	Pressure	Hourly
Begin	End	Point	Point	Point	Point	Obligation	Quantity	Daily	Obligation	Flowrate	Recurrence
Date	Date	No.	Name	No.	Name	(Dth/Day) 1/	(Dth/Day) 1/	Quantity 1/	(psig) 1/	(Dth/hour) 1/	Interval

November 1, 2008	March 31, 2016	78-30	WASHINGTON GAS-30	805268	Howell Metal Co.	372			50	18.60	10/1 - 3/31
November 1, 2008	March 31, 2016	78-30	WASHINGTON GAS-30	805268	Howell Metal Co.	272			50	13.60	4/1 - 9/30
November 1, 2008	March 31, 2016	78-30	WASHINGTON GAS-30	805439	NINEVEH	16,712			500	835.60	10/1 - 3/31
November 1, 2008	March 31, 2016	78-30	WASHINGTON GAS-30	805439	NINEVEH	12,200			500	610.00	4/1 - 9/30
November 1, 2008	March 31, 2016	78-30	WASHINGTON GAS-30	807000	MAIN LINE CUSTOMER	710				35.50	10/1 - 3/31
November 1, 2008	March 31, 2016	78-30	WASHINGTON GAS-30	807000	MAIN LINE CUSTOMER	518				25.90	4/1 - 9/30
November 1, 2008	March 31, 2016	78-30	WASHINGTON GAS-30	819683	WOODSTOCK	4,400			300	220.00	10/1 - 3/31
November 1, 2008	March 31, 2016	78-30	WASHINGTON GAS-30	819683	WOODSTOCK	3,212			300	160.60	4/1 - 9/30
November 1, 2008	March 31, 2016	78-30	WASHINGTON GAS-30	828715	WGL Mt Jackson	400			300	20.00	10/1 - 3/31
November 1, 2008	March 31, 2016	78-30	WASHINGTON GAS-30	828715	WGL Mt Jackson	292			300	14.60	4/1 - 9/30
November 1, 2008	March 31, 2016	78-30	WASHINGTON GAS-30	831526	ROCKVILLE HEATER F	0					10/1 - 3/31
November 1, 2008	March 31, 2016	78-30	WASHINGTON GAS-30	831526	ROCKVILLE HEATER F	0					4/1 - 9/30
November 1, 2008	March 31, 2016	78-30	WASHINGTON GAS-30	831527	ROCKVILLE HEATER F	0					10/1 - 3/31
November 1, 2008	March 31, 2016	78-30	WASHINGTON GAS-30	831527	ROCKVILLE HEATER F	0					4/1 - 9/30
November 1, 2008	March 31, 2016	78-30	WASHINGTON GAS-30	832737	Mt. View Rendering Co,	1,350				67.50	10/1 - 3/31
November 1, 2008	March 31, 2016	78-30	WASHINGTON GAS-30	832737	Mt. View Rendering Co.	986				49.30	4/1 - 9/30
November 1, 2008	March 31, 2016	78-30	WASHINGTON GAS-30	832797	MT. VIEW HTR FUEL RE	0					10/1 - 3/31
November 1, 2008	March 31, 2016	78-30	WASHINGTON GAS-30	832797	MT. VIEW HTR FUEL RE	0					4/1 - 9/30
November 1, 2008	March 31, 2016	78-30	WASHINGTON GAS-30	834217	ASPHALT	0					10/1 - 3/31
November 1, 2008	March 31, 2016	78-30	WASHINGTON GAS-30	834217	ASPHALT	0					4/1 - 9/30
November 1, 2008	March 31, 2016	78-30	WASHINGTON GAS-30	834308	MIDDLEBURG	960				48.00	10/1 - 3/31
November 1, 2008	March 31, 2016	78-30	WASHINGTON GAS-30	834308	MIDDLEBURG	701				35.05	4/1 - 9/30
November 1, 2008	March 31, 2016	78-30	WASHINGTON GAS-30	835804	WGL Linton Hall	7,200				360.00	10/1 - 3/31
November 1, 2008	March 31, 2016	78-30	WASHINGTON GAS-30	835804	WGL Linton Hall	5,256				262.80	4/1 - 9/30
November 1, 2008	March 31, 2016	78-30	WASHINGTON GAS-30	835865	LAKE MANASSAS	1,440				72.00	10/1 - 3/31
November 1, 2008	March 31, 2016	78-30	WASHINGTON GAS-30	835865	LAKE MANASSAS	1,051				52.55	4/1 - 9/30
November 1, 2008	March 31, 2016	78-30	WASHINGTON GAS-30	836717	WGL-CHANTILLY	21,645			300	1,082.25	10/1 - 3/31

Appendix A to Service Agreement No.	100303	Revision No. 1

Under Rate Schedule	SST

Between (Transporter)	Columbia Gas Transmission, LLC

and (Shipper)	Washington Gas Light Company
Primary Delivery Points

									Minimum
						Maximum	Design		Delivery
		Scheduling	Scheduling	Measuring	Measuring	Daily Delivery	Daily	Aggregate	Pressure	Hourly
Begin	End	Point	Point	Point	Point	Obligation	Quantity	Daily	Obligation	Flowrate	Recurrence
Date	Date	No.	Name	No.	Name	(Dth/Day) 1/	(Dth/Day) 1/	Quantity 1/	(psig) 1/	(Dth/hour) 1/	Interval

November 1 , 2008	March 31, 2016	78-30	WASHINGTON GAS-30	836717	WGL-CHANTILLY	15,801			300	790.05	4/1 - 9/30
November 1, 2008	March 31, 2016	78-30	WASHINGTON GAS-30	890191	SHENANDOAH VALLEY	48			300	2.40	10/1 - 3/31
November 1, 2008	March 31, 2016	78-30	WASHINGTON GAS-30	890191	SHENANDOAH VALLEY	35			300	1.75	4/1 - 9/30
April 24, 2009	March 31, 2016	78-30	WASHINGTON GAS-30	802675	WGL Dranesville	135,303			300	6,765.15	10/1 - 3/31
April 24, 2009	March 31, 2016	78-30	WASHINGTON GAS-30	802675	WGL Dranesville	98,771			300	4,938.55	4/1 - 9/30
April 24, 2009	March 31, 2016	78-30	WASHINGTON GAS-30	802677	ROCKVlLLE	428,585			300	21,429.25	10/1 - 3/31
April 24, 2009	March 31, 2016	78-30	WASHINGTON GAS-30	802677	ROCKVILLE	326,667			300	16,333.35	4/1 - 9/30
April 24, 2009	March 31, 2016	78-30	WASHINGTON GAS-30	803276	WGL Cedar Creek	12,509			500	625.45	10/1 - 3/31
April 24. 2009	March 31, 2016	78-30	WASHINGTON GAS-30	803276	WGL Cedar Creek	9,132			500	456,60	4/1 - 9/30
April 24, 2009	March 31, 2016	78-30	WASHINGTON GAS-30	804581	MANASSAS	0					10/1 - 3/31
April 24, 2009	March 31, 2016	78-30	WASHINGTON GAS-30	804581	MANASSAS	0					4/1 - 9/30
April 24, 2009	March 31, 2016	78-30	WASHINGTON GAS-30	805007	STRASBURG	1,700			300	85.00	10/1 - 3/31
April 24, 2009	March 31, 2016	78-30	WASHINGTON GAS-30	805007	STRASBURG	1,241			300	62.05	4/1 - 9/30
April 24, 2009	March 31, 2016	78-30	WASHINGTON GAS-30	805181	New Market	750			300	37.50	10/1 - 3/31
April 24, 2009	March 31, 2016	78-30	WASHINGTON GAS-30	805181	New Market	548			300	27.40	4/1 - 9/30
April 24, 2009	March 31, 2016	78-30	WASHINGTON GAS-30	805268	Howell Metal Co,	372			50	18.60	10/1 - 3/31
April 24, 2009	March 31, 2016	78-30	WASHINGTON GAS-30	805268	Howell Metal Co.	272			50	13.60	4/1 - 9/30
April 24, 2009	March 31, 2016	78-30	WASHINGTON GAS-30	805439	NINEVEH	16,712			500	835.60	10/1 - 3/31
April 24, 2009	March 31, 2016	78-30	WASHINGTON GAS-30	805439	NINEVEH	12,200			500	610,00	4/1 - 9/30
April 24, 2009	March 31, 2016	78-30	WASHINGTON GAS-30	807000	MAIN LINE CUSTOMER	710				35.50	10/1 - 3/31
April 24, 2009	March 31, 2016	78-30	WASHINGTON GAS-30	807000	MAIN LINE CUSTOMER	518				25.90	4/1 - 9/30
April 24, 2009	March 31, 2016	78-30	WASHINGTON GAS-30	819683	WOODSTOCK	4,400			300	220.00	10/1 - 3/31
April 24, 2009	March 31, 2016	78-30	WASHINGTON GAS-30	819683	WOODSTOCK	3,212			300	160.60	4/1 - 9/30
April 24, 2009	March 31 ,2016	78-30	WASHINGTON GAS-30	828715	WGL Mt. Jackson	400			300	20.00	10/1 - 3/31
April 24, 2009	March 31, 2016	78-30	WASHINGTON GAS-30	828715	WGL Mt. Jackson	292			300	14.60	4/1 - 9/30
April 24. 2009	March 31, 2016	78-30	WASHINGTON GAS-30	831526	ROCKVILLE HEATER F	0					10/1 - 3/31
April 24, 2009	March 31, 2016	78-30	WASHINGTON GAS-30	831526	ROCKVILLE HEATER F	0					4/1 - 9/30

Appendix A to Service Agreement No.	100303	Revision No. 1

Under Rate Schedule	SST

Between (Transporter)	Columbia Gas Transmission, LLC

and (Shipper)	Washington Gas Light Company
Primary Delivery Points

									Minimum
						Maximum	Design		Delivery
		Scheduling	Scheduling	Measuring	Measuring	Daily Delivery	Daily	Aggregate	Pressure	Hourly
Begin	End	Point	Point	Point	Point	Obligation	Quantity	Daily	Obligation	Flowrate	Recurrence
Date	Date	No.	Name	No.	Name	(Dth/Day) 1/	(Dth/Day) 1/	Quantity 1/	(psig) 1/	(Dth/hour) 1/	Interval

April 24, 2009	March 31, 2016	78-30	WASHINGTON GAS-30	831527	ROCKVILLE HEATER F	0					10/1 - 3/31
April 24, 2009	March 31, 2016	78-30	WASHINGTON GAS-30	831527	ROCKVILLE HEATER F	0					4/1 - 9/30
April 24, 2009	March 31, 2016	78-30	WASHINGTON GAS-30	832737	Mt. View Rendering Co.	1,350				67.50	10/1 - 3/31
April 24, 2009	March 31, 2016	78-30	WASHINGTON GAS-30	832737	Mt. View Rendering Co.	986				49.30	4/1 - 9/30
April 24, 2009	March 31, 2016	78-30	WASHINGTON GAS-30	832797	MT. VIEW HTR FUEL RE	0					10/1 - 3/31
April 24, 2009	March 31, 2016	78-30	WASHINGTON GAS-30	832797	MT. VIEW HTR FUEL RE	0					4/1 - 9/30
April 24, 2009	March 31, 2016	78-30	WASHINGTON GAS-30	834217	ASPHALT	0					10/1 - 3/31
April 24, 2009	March 31, 2016	78-30	WASHINGTON GAS-30	834217	ASPHALT	0					4/1 - 9/30
April 24, 2009	March 31, 2016	78-30	WASHINGTON GAS-30	834308	MIDDLEBURG	960				48.00	10/1 - 3/31
April 24, 2009	March 31, 2016	78-30	WASHINGTON GAS-30	834308	MIDDLEBURG	701				35.05	4/1 - 9/30
April 24, 2009	March 31, 2016	78-30	WASHINGTON GAS-30	835804	WGL Linton Hall	7,200				360.00	10/1 - 3/31
April 24, 2009	March 31, 2016	78-30	WASHINGTON GAS-30	835804	WGL Linton Hall	5,256				262.80	4/1 - 9/30
April 24, 2009	March 31, 2016	78-30	WASHINGTON GAS-30	835865	LAKE MANASSAS	1,440				72.00	10/1 - 3/31
April 24, 2009	March 31, 2016	78-30	WASHINGTON GAS-30	835865	LAKE MANASSAS	1,051				52.55	4/1 - 9/30
April 24, 2009	March 31, 2016	78-30	WASHINGTON GAS-30	836717	WGL-CHANTILLY	21,645			300	1,082.25	10/1 - 3/31
April 24, 2009	March 31, 2016	78-30	WASHINGTON GAS-30	836717	WGL-CHANTILLY	15,801			300	790.05	4/1 - 9/30
April 24, 2009	March 31, 2016	78-30	WASHINGTON GAS-30	890191	SHENANDOAH VALLEY	48			300	2.40	10/1 - 3/31
April 24, 2009	March 31, 2016	78-30	WASHINGTON GAS-30	890191	SHENANDOAH VALLEY	35			300	1.75	4/1 - 9/30
April 1, 2016	March 31, 2018	78-30	WASHINGTON GAS-30	802675	WGL Dranesville	101,477			300	5,073.85	10/1 - 3/31
April 1, 2016	March 31, 2018	78-30	WASHINGTON GAS-30	802675	WGL Dranesville	77,123			300	3,856.15	4/1 - 9/30
April 1, 2016	March 31, 2018	78-30	WASHINGTON GAS-30	802677	ROCKVILLE	306,439			300	15,321.95	10/1 -3/31
April 1, 2016	March 31, 2018	78-30	WASHINGTON GAS-30	802677	ROCKVILLE	248,493			300	12,424.65	4/1 - 9/30
April 1, 2016	March 31, 2018	78-30	WASHINGTON GAS-30	803276	WGL Cedar Creek	9,382			500	469.10	10/1 - 3/31
April 1, 2016	March 31, 2018	78-30	WASHINGTON GAS-30	803276	WGL Cedar Creek	7,130			500	356.50	4/1 - 9/30
April 1, 2016	March 31, 2018	78-30	WASHINGTON GAS-30	804581	MANASSAS	0					10/1 - 3/31
April 1, 2016	March 31, 2018	78-30	WASHINGTON GAS-30	804581	MANASSAS	0					4/1 - 9/30
April 1, 2016	March 31, 2018	78-30	WASHINGTON GAS-30	805007	STRASBURG	1,275			300	63.75	10/1 - 3/31

Appendix A to Service Agreement No.	100303	Revision No. 1

Under Rate Schedule	SST

Between (Transporter)	Columbia Gas Transmission, LLC

and (Shipper)	Washington Gas Light Company
Primary Delivery Points

									Minimum
						Maximum	Design		Delivery
		Scheduling	Scheduling	Measuring	Measuring	Daily Delivery	Daily	Aggregate	Pressure	Hourly
Begin	End	Point	Point	Point	Point	Obligation	Quantity	Daily	Obligation	Flowrate	Recurrence
Date	Date	No.	Name	No.	Name	(Dth/Day) 1/	(Dth/Day) 1/	Quantity 1/	(psig) 1/	(Dth/hour) 1/	Interval

April 1, 2016	March 31, 2018	78-30	WASHINGTON GAS-30	805007	STRASBURG	969			300	48.45	4/1 - 9/30
April 1, 2016	March 31, 2018	78-30	WASHINGTON GAS-30	805181	New Market	563			300	28.15	10/1 - 3/31
April 1, 2016	March 31, 2018	78-30	WASHINGTON GAS-30	805181	New Market	428			300	21.40	4/1 - 9/30
April 1, 2016	March 31, 2018	78-30	WASHINGTON GAS-30	805268	Howell Metal Co.	279			50	13.95	10/1 - 3/31
April 1, 2016	March 31, 2018	78-30	WASHINGTON GAS-30	805268	Howell Metal Co.	212			50	10.60	4/1 - 9/30
April 1, 2016	March 31, 2018	78-30	WASHINGTON GAS-30	805439	NINEVEH	12,534			500	626.70	10/1 - 3/31
April 1, 2016	March 31, 2018	78-30	WASHINGTON GAS-30	805439	NINEVEH	9,526			500	476.30	4/1 - 9/30
April 1, 2016	March 31, 2018	78-30	WASHINGTON GAS-30	807000	MAIN LINE CUSTOMER	533				26.65	10/1 - 3/31
April 1, 2016	March 31, 2018	78-30	WASHINGTON GAS-30	807000	MAIN LINE CUSTOMER	405				20.25	4/1 - 9/30
April 1, 2016	March 31, 2018	78-30	WASHINGTON GAS-30	819683	WOODSTOCK	3,300			300	165.00	10/1 - 3/31
April 1, 2016	March 31, 2018	78-30	WASHINGTON GAS-30	819683	WOODSTOCK	2,508			300	125.40	4/1 - 9/30
April 1, 2016	March 31, 2018	78-30	WASHINGTON GAS-30	828715	WGL Mt Jackson	300			300	15.00	10/1 - 3/31
April 1, 2016	March 31, 2018	78-30	WASHINGTON GAS-30	828715	WGL Mt Jackson	228			300	11.40	4/1 - 9/30
April 1, 2016	March 31, 2018	78-30	WASHINGTON GAS-30	831526	ROCKVILLE HEATER F	0					10/1 - 3/31
April 1, 2016	March 31, 2018	78-30	WASHINGTON GAS-30	831526	ROCKVILLE HEATER F	0					4/1 - 9/30
April 1, 2016	March 31, 2018	78-30	WASHINGTON GAS-30	831527	ROCKVILLE HEATER F	0					10/1 - 3/31
April 1, 2016	March 31, 2018	78-30	WASHINGTON GAS-30	831527	ROCKVILLE HEATER F	0					4/1 - 9/30
April 1, 2016	March 31, 2018	78-30	WASHINGTON GAS-30	832737	Mt. View Rendering Co.	1,013				50.65	10/1 - 3/31
April 1, 2016	March 31, 2018	78-30	WASHINGTON GAS-30	832737	Mt. View Rendering Co.	770				38.50	4/1 - 9/30
April 1, 2016	March 31, 2018	78-30	WASHINGTON GAS-30	832797	MT. VIEW HTR FUEL RE	0					10/1 - 3/31
April 1, 2016	March 31, 2018	78-30	WASHINGTON GAS-30	832797	MT. VIEW HTR FUEL RE	0					4/1 - 9/30
April 1, 2016	March 31, 2018	78-30	WASHINGTON GAS-30	834217	ASPHALT	0					10/1 - 3/31
April 1, 2016	March 31, 2018	78-30	WASHINGTON GAS-30	834217	ASPHALT	0					4/1 - 9/30
April 1, 2016	March 31, 2018	78-30	WASHINGTON GAS-30	834308	MIDDLEBURG	720				36.00	10/1 - 3/31
April 1, 2016	March 31, 2018	78-30	WASHINGTON GAS-30	834308	MIDDLEBURG	547				27.35	4/1 - 9/30
April 1, 2016	March 31, 2018	78-30	WASHINGTON GAS-30	835804	WGL Linton Hall	5,400				270.00	10/1 - 3/31
April 1, 2016	March 31, 2018	78-30	WASHINGTON GAS-30	835804	WGL Linton Hall	4,104				205.20	4/1 - 9/30

Appendix A to Service Agreement No.	100303	Revision No. 1

Under Rate Schedule	SST

Between (Transporter)	Columbia Gas Transmission, LLC

and (Shipper)	Washington Gas Light Company
Primary Delivery Points

									Minimum
						Maximum	Design		Delivery
		Scheduling	Scheduling	Measuring	Measuring	Daily Delivery	Daily	Aggregate	Pressure	Hourly
Begin	End	Point	Point	Point	Point	Obligation	Quantity	Daily	Obligation	Flowrate	Recurrence
Date	Date	No.	Name	No.	Name	(Dth/Day) 1/	(Dth/Day) 1/	Quantity 1/	(psig) 1/	(Dth/hour) 1/	Interval

April 1,2016	March 31, 2018	78-30	WASHINGTON GAS-30	835865	LAKE MANASSAS	1,080				54.00	10/1 - 3/31
April 1, 2016	March 31, 2018	78-30	WASHINGTON GAS-30	835865	LAKE MANASSAS	821				41.05	4/1 - 9/30
April 1, 2016	March 31, 2018	78-30	WASHINGTON GAS-30	836717	WGL-CHANTILLY	16,234			300	811.70	10/1 - 3/31
April 1, 2016	March 31, 2018	78-30	WASHINGTON GAS-30	836717	WGL-CHANTILLY	12,338			300	616.90	4/1 - 9/30
April 1, 2016	March 31, 2018	78-30	WASHINGTON GAS-30	890191	SHENANDOAH VALLEY	36			300	1.80	10/1 - 3/31
April 1, 2016	March 31, 2018	78-30	WASHINGTON GAS-30	890191	SHENANDOAH VALLEY	27			300	1.35	4/1 - 9/30
April 1, 2018	March 31, 2020	78-30	WASHINGTON GAS-30	802675	WGL Dranesville	67,652			300	3,382.60	10/1 - 3/31
April 1,2018	March 31, 2020	78-30	WASHINGTON GAS-30	802675	WGL Dranesville	54,798			300	2,739.90	4/1 - 9/30
April 1, 2018	March 31, 2020	78-30	WASHINGTON GAS-30	802677	ROCKVILLE	184,293			300	9,214.65	10/1 - 3/31
April 1, 2018	March 31,2020	78-30	WASHINGTON GAS-30	802677	ROCKVILLE	167,877			300	8,393.85	4/1 - 9/30
April 1, 2018	March 31, 2020	78-30	WASHINGTON GAS-30	803276	WGL Cedar Creek	6,255			500	312.75	10/1 - 3/31
April 1, 2018	March 31, 2020	78-30	WASHINGTON GAS-30	803276	WGL Cedar Creek	5,066			500	253.30	4/1 - 9/30
April 1, 2018	March 31, 2020	78-30	WASHINGTON GAS-30	804581	MANASSAS	0					10/1 - 3/31
April 1, 2018	March 31, 2020	78-30	WASHINGTON GAS-30	804581	MANASSAS	0					4/1 - 9/30
April 1, 2018	March 31, 2020	78-30	WASHINGTON GAS-30	805007	STRASBURG	850			300	42,50	10/1 - 3/31
April 1, 2018	March 31, 2020	78-30	WASHINGTON GAS-30	805007	STRASBURG	689			300	34.45	4/1 - 9/30
April 1, 2018	March 31, 2020	78-30	WASHINGTON GAS-30	805181	New Market	375			300	18.75	10/1 - 3/31
April 1, 2018	March 31, 2020	78-30	WASHINGTON GAS-30	805181	New Market	304			300	15.20	4/1 - 9/30
April 1, 2018	March 31, 2020	78-30	WASHINGTON GAS-30	805268	Howell Metal Co.	186			50	9.30	10/1 - 3/31
April 1, 2018	March 31, 2020	78-30	WASHINGTON GAS-30	80526B	Howell Metal Co.	151			50	7.55	4/1 - 9/30
April 1, 2018	March 31, 2020	78-30	WASHINGTON GAS-30	805439	NINEVEH	8,356			500	417,80	10/1 - 3/31
April 1, 2018	March 31, 2020	78-30	WASHINGTON GAS-30	805439	NINEVEH	6,768			500	338.40	4/1 - 9/30
April 1, 2018	March 31, 2020	78-30	WASHINGTON GAS-30	807000	MAIN LINE CUSTOMER	355				17.75	10/1 - 3/31
April 1, 2018	March 31, 2020	78-30	WASHINGTON GAS-30	807000	MAIN LINE CUSTOMER	288				14.40	4/1 - 9/30
April 1, 2018	March 31, 2020	78-30	WASHINGTON GAS-30	819683	WOODSTOCK	2,200			300	110.00	10/1 - 3/31
April 1, 2018	March 31, 2020	78-30	WASHINGTON GAS-30	819683	WOODSTOCK	1,782			300	89.10	4/1 - 9/30
April 1, 2018	March 31, 2020	78-30	WASHINGTON GAS-30	828715	WGL Mt Jackson	200			300	10.00	10/1 - 3/31

Appendix A to Service Agreement No.	100303	Revision No. 1

Under Rate Schedule	SST

Between (Transporter)	Columbia Gas Transmission, LLC

and (Shipper)	Washington Gas Light Company
Primary Delivery Points

									Minimum
						Maximum	Design		Delivery
		Scheduling	Scheduling	Measuring	Measuring	Daily Delivery	Daily	Aggregate	Pressure	Hourly
Begin	End	Point	Point	Point	Point	Obligation	Quantity	Daily	Obligation	Flowrate	Recurrence
Date	Date	No.	Name	No.	Name	(Dth/Day) 1/	(Dth/Day) 1/	Quantity 1/	(psig) 1/	{Dth/hour) 1/	Interval

April 1, 2018	March 31, 2020	78-30	WASHINGTON GAS-30	828715	WGL Mt Jackson	162			300	8.10	4/1 - 9/30
April 1, 2018	March 31, 2020	78-30	WASHINGTON GAS-30	831526	ROCKVILLE HEATER F	0					10/1 - 3/31
April 1, 2018	March 31, 2020	78-30	WASHINGTON GAS-30	831526	ROCKVILLE HEATER F	0					4/1 - 9/30
April 1, 2018	March 31, 2020	78-30	WASHINGTON GAS-30	831527	ROCKVILLE HEATER F	0					10/1 - 3/31
April 1, 2018	March 31, 2020	78-30	WASHINGTON GAS-30	831527	ROCKVILLE HEATER F	0					4/1 - 9/30
April 1, 2018	March 31, 2020	78-30	WASHINGTON GAS-30	832737	Mt. View Rendering Co.	675				33.75	10/1 - 3/31
April 1, 2018	March 31, 2020	78-30	WASHINGTON GAS-30	832737	Mt View Rendering Co.	547				27.35	4/1 - 9/30
April 1, 2018	March 31, 2020	78-30	WASHINGTON GAS-30	832797	MT.VIEW HTR FUEL RE	0					10/1 - 3/31
April 1, 2018	March 31, 2020	78-30	WASHINGTON GAS-30	832797	MT.VIEW HTR FUEL RE	0					4/1 - 3/31
April 1, 2018	March 31, 2020	78-30	WASHINGTON GAS-30	834217	ASPHALT	0					10/1 - 3/31
April 1, 2018	March 31, 2020	78-30	WASHINGTON GAS-30	834217	ASPHALT	0					4/1 - 9/30
April 1, 2018	March 31, 2020	78-30	WASHINGTON GAS-30	834308	MIDDLEBURG	480				24.00	10/1 - 3/31
April 1, 2018	March 31, 2020	78-30	WASHINGTON GAS-30	834308	MIDDLEBURG	389				19.45	4/1 - 9/30
April 1, 2018	March 31, 2020	78-30	WASHINGTON GAS-30	835804	WGL Linton Hall	3,600				180.00	10/1 - 3/31
April 1, 2018	March 31, 2020	78-30	WASHINGTON GAS-30	835804	WGL Linton Hall	2,916				145.80	4/1 - 9/30
April 1, 2018	March 31, 2020	78-30	WASHINGTON GAS-30	835865	LAKE MANASSAS	720				36.00	10/1 - 3/31
April 1, 2018	March 31, 2020	78-30	WASHINGTON GAS-30	835865	LAKE MANASSAS	583				29.15	4/1 - 9/30
April 1, 2018	March 31, 2020	78-30	WASHINGTON GAS-30	836717	WGL-CHANTILLY	10,823			300	541.15	10/1 - 3/31
April 1, 2018	March 31, 2020	78-30	WASHINGTON GAS-30	836717	WGL-CHANTILLY	8,766			300	438,30	4/1 - 9/30
April 1, 2018	March 31, 2020	78-30	WASHINGTON GAS-30	890191	SHENANDOAH VALLEY	24			300	1.20	10/1 - 3/31
April 1, 2018	March 31, 2020	78-30	WASHINGTON GAS-30	890191	SHENANDOAH VALLEY	19			300	0.95	4/1 - 9/30
April 1, 2020	March 31, 2022	78-30	WASHINGTON GAS-30	802675	WGL DranesvilIe	33,826			300	1,691.30	10/1 - 3/31
April 1, 2020	March 31, 2022	78-30	WASHINGTON GAS-30	802675	WGL Dranesville	29,767			300	1,488.35	4/1 - 9/30
April 1, 2020	March 31, 2022	78-30	WASHINGTON GAS-30	802677	ROCKVILLE	62,146			300	3,107.30	10/1 - 3/31
April 1, 2020	March 31, 2022	78-30	WASHINGTON GAS-30	802677	ROCKVILLE	77,489			300	3,874,45	4/1 - 9/30
April 1, 2020	March 31, 2022	78-30	WASHINGTON GAS-30	803276	WGL Cedar Creek	3,127			500	156.35	10/1 - 3/31
April 1, 2020	March 31, 2022	78-30	WASHINGTON GAS-30	803276	WGL Cedar Creek	2,752			500	137.60	4/1 - 9/30

Appendix A to Service Agreement No.	100303	Revision No. 1

Under Rate Schedule	SST

Between (Transporter)	Columbia Gas Transmission, LLC

and (Shipper)	Washington Gas Light Company
Primary Delivery Points

									Minimum
						Maximum	Design		Delivery
		Scheduling	Scheduling	Measuring	Measuring	Daily Delivery	Daily	Aggregate	Pressure	Hourly
Begin	End	Point	Point	Point	Point	Obligation	Quantity	Daily	Obligation	Flowrate	Recurrence
Date	Date	No,	Name	No.	Name	(Dth/Day) 1/	(Dth/Day) 1/	Quantity 1/	(psig) 1/	(Dth/hour) 1/	Interval

April 1, 2020	March 31, 2022	78-30	WASHINGTON GAS-30	804581	MANASSAS	0					10/1 - 3/31
April 1, 2020	March 31, 2022	78-30	WASHINGTON GAS-30	804581	MANASSAS	0					4/1 - 9/30
April 1, 2020	March 31, 2022	78-30	WASHINGTON GAS-30	805007	STRASBURG	425			300	21.25	10/1 - 3/31
April 1, 2020	March 31, 2022	78-30	WASHINGTON GAS-30	805007	STRASBURG	374			300	18.70	4/1 - 9/30
April 1, 2020	March 31, 2022	78-30	WASHINGTON GAS-30	805181	New Market	188			300	9.40	10/1 - 3/31
April 1, 2020	March 31, 2022	78-30	WASHINGTON GAS-30	805181	New Market	165			300	8.25	4/1 - 9/30
April 1, 2020	March 31, 2022	78-30	WASHINGTON GAS-30	805268	Howell Metal Co.	93			50	4.65	10/1 - 3/31
April 1, 2020	March 31, 2022	78-30	WASHINGTON GAS-30	805268	Howell Metal Co.	82			50	4.10	4/1 - 9/30
April 1, 2020	March 31, 2022	78-30	WASHINGTON GAS-30	805439	NINEVEH	4,178			500	208.90	10/1 - 3/31
April 1, 2020	March 31, 2022	78-30	WASHINGTON GAS-30	805439	NINEVEH	3,677			500	183.85	4/1 - 9/30
April 1, 2020	March 31, 2022	78-30	WASHINGTON GAS-30	807000	MAIN LINE CUSTOMER	178				8.90	10/1 - 3/31
April 1, 2020	March 31, 2022	78-30	WASHINGTON GAS-30	807000	MAIN LINE CUSTOMER	156				7.80	4/1 - 9/30
April 1, 2020	March 31, 2022	78-30	WASHINGTON GAS-30	819683	WOODSTOCK	1,100			300	55.00	10/1 - 3/31
April 1, 2020	March 31, 2022	78-30	WASHINGTON GAS-30	819683	WOODSTOCK	968			300	48.40	4/1 - 9/30
April 1, 2020	March 31, 2022	78-30	WASHINGTON GAS-30	828715	WGL Mt Jackson	100			300	5.00	10/1 - 3/31
April 1, 2020	March 31, 2022	78-30	WASHINGTON GAS-30	828715	WGL Mt Jackson	88			300	4.40	4/1 - 9/30
April 1, 2020	March 31, 2022	78-30	WASHINGTON GAS-30	831526	ROCKVILLE HEATER F	0					10/1 - 3/31
April 1, 2020	March 31, 2022	78-30	WASHINGTON GAS-30	831526	ROCKVILLE HEATER F	0					4/1 - 9/30
April 1, 2020	March 31, 2022	78-30	WASHINGTON GAS-30	831527	ROCKVILLE HEATER F	0					10/1 - 3/31
April 1, 2020	March 31, 2022	78-30	WASHINGTON GAS-30	831527	ROCKVILLE HEATER F	0					4/1 - 9/30
April 1, 2020	March 31, 2022	78-30	WASHINGTON GAS-30	832737	Mt. View Rendering Co.	338				16.90	10/1 - 3/31
April 1, 2020	March 31, 2022	78-30	WASHINGTON GAS-30	832737	Mt. View Rendering Co.	297				14.85	4/1 - 9/30
April 1, 2020	March 31, 2022	78-30	WASHINGTON GAS-30	832797	MT.VIEW HTR FUEL RE	0					10/1 - 3/31
April 1, 2020	March 31, 2022	78-30	WASHINGTON GAS-30	832797	MT.VIEW HTR FUEL RE	0					4/1 - 9/30
April 1, 2020	March 31, 2022	78-30	WASHINGTON GAS-30	834217	ASPHALT	0					10/1 - 3/31
April 1, 2020	March 31, 2022	78-30	WASHINGTON GAS-30	834217	ASPHALT	0					4/1 - 9/30
April 1, 2020	March 31, 2022	78-30	WASHINGTON GAS-30	834308	MIDDLEBURG	240				12.00	10/1 - 3/31

Appendix A to Service Agreement No.	100303	Revision No. 1

Under Rate Schedule	SST

Between (Transporter)	Columbia Gas Transmission, LLC

and (Shipper)	Washington Gas Light Company
Primary Delivery Points

									Minimum
						Maximum	Design		Delivery
		Scheduling	Scheduling	Measuring	Measuring	Daily Delivery	Daily	Aggregate	Pressure	Hourly
Begin	End	Point	Point	Point	Point	Obligation	Quantity	Daily	Obligation	Flowrate	Recurrence
Date	Date	No.	Name	No.	Name	(Dth/Day) 1/	(Dth/Day) 1/	Quantity 1/	(psig) 1/	(Dth/hour) 1/	Interval

April 1, 2020	March 31, 2022	78-30	WASHINGTON GAS-30	834308	MIDDLEBURG	211				10.55	4/1 - 9/30
April 1, 2020	March 31, 2022	78-30	WASHINGTON GAS-30	835804	WGL Linton Hall	1,800				90.00	10/1 - 3/31
April 1, 2020	March 31, 2022	78-30	WASHINGTON GAS-30	835804	WGL Linton Hall	1,584				79.20	4/1 - 9/30
April 1, 2020	March 31, 2022	78-30	WASHINGTON GAS-30	835865	LAKE MANASSAS	360				18.00	10/1 - 3/31
April 1.2020	March 31, 2022	78-30	WASHINGTON GAS-30	835865	LAKE MANASSAS	317				15.85	4/1 - 9/30
April 1, 2020	March 31, 2022	78-30	WASHINGTON GAS-30	836717	WGL-CHANTILLY	5,411			300	270.55	10/1 - 3/31
April 1, 2020	March 31, 2022	78-30	WASHINGTON GAS-30	836717	WGL-CHANTILLY	4,762			300	238.10	4/1 - 9/30
April 1, 2020	March 31, 2022	78-30	WASHINGTON GAS-30	890191	SHENANDOAH VALLEY	12			300	0.60	10/1 - 3/31
April 1, 2020	March 31, 2022	78-30	WASHINGTON GAS-30	890191	SHENANDOAH VALLEY	11			300	0.55	4/1 - 9/30
November 1, 2008	March 31, 2009	LOSTRI	Lost River	LOSTRI	Lost River	30,000				1,500.00	10/1 - 3/31
April 1, 2009	April 23, 2009	LOSTRI	Lost River	LOSTRI	Lost River	21,900				1,095.00	4/1 - 9/30
April 24, 2009	September 30, 2009	LOSTRI	Lost River	LOSTRI	Lost River	21,900				1,095.00	4/1 - 9/30
October 1, 2009	March 31, 2010	LOSTRI	Lost River	LOSTRI	Lost River	30,000				1,500.00	10/1 - 3/31
April 1, 2010	September 30, 2010	LOSTRI	Lost River	LOSTRI	Lost River	21,900				1,095.00	4/1 - 9/30
October 1, 2010	March 31, 2011	LOSTRI	Lost River	LOSTRI	Lost River	30.000				1,500.00	10/1 - 3/31
April 1, 2011	September 30, 2011	LOSTRI	Lost River	LOSTRI	Lost River	21,900				1,095.00	4/1 - 9/30
October 1, 2011	March 31, 2012	LOSTRI	Lost River	LOSTRI	Lost River	30,000				1,500.00	10/1 - 3/31
April 1, 2012	September 30, 2012	LOSTRI	Lost River	LOSTRI	Lost River	21,900				1,095.00	4/1 - 9/30
October 1, 2012	March 31, 2013	LOSTRI	Lost River	LOSTRI	Lost River	30.000				1,500.00	10/1 - 3/31
April 1, 2013	September 30, 2013	LOSTRI	Lost River	LOSTRI	Lost River	21,900				1,095.00	4/1 - 9/30
October 1, 2013	March 31, 2014	LOSTRI	Lost River	LOSTRI	Lost River	30,000				1,500.00	10/1 - 3/31
April 1, 2014	September 30, 2014	LOSTRI	Lost River	LOSTRI	Lost River	21,900				1,095.00	4/1 - 9/30
October 1, 2014	March 31, 2015	LOSTRI	Lost River	LOSTRI	Lost River	30,000				1,500.00	10/1 - 3/31
April 1, 2015	September 30, 2015	LOSTRI	Lost River	LOSTRI	Lost River	21,900				1,095.00	4/1 - 9/30
October 1, 2015	March 31, 2016	LOSTRI	Lost River	LOSTRI	Lost River	30,000				1,500.00	10/1 - 3/31
April 1, 2016	September 30, 2016	LOSTRI	Lost River	LOSTRI	Lost River	17,100				855.00	4/1 - 9/30
October 1, 2016	March 31, 2017	LOSTRI	Lost River	LOSTRI	Lost River	22,500				1,125.00	10/1 - 3/31

Appendix A to Service Agreement No.	100303	Revision No. 1

Under Rate Schedule	SST

Between (Transporter)	Columbia Gas Transmission, LLC

and (Shipper)	Washington Gas Light Company
Primary Delivery Points

									Minimum
						Maximum	Design		Delivery
		Scheduling	Scheduling	Measuring	Measuring	Daily Delivery	Daily	Aggregate	Pressure	Hourly
Begin	End	Point	Point	Point	Point	Obligation	Quantity	Daily	Obligation	Flowrate	Recurrence
Date	Date	No.	Name	No.	Name	(Dth/Day) 1/	(Dth/Day) 1/	Quantity 1/	(psig) 1/	(Dth/hour) 1/	Interval

April 1, 2017	September 30, 2017	LOSTRI	Lost River	LOSTRI	Lost River	17,100				855.00	4/1 - 9/30
October 1, 2017	March 31, 2018	LOSTRI	Lost River	LOSTRI	Lost River	22,500				1,125.00	10/1 - 3/31
April 1, 2018	September 30,2018	LOSTRI	Lost River	LOSTRI	Lost River	12,150				607.50	4/1 - 9/30
October 1, 2018	March 31, 2019	LOSTRI	Lost River	LOSTRI	Lost River	15,000				750.00	10/1 - 3/31
April 1, 2019	September 30, 2019	LOSTRI	Lost River	LOSTRI	Lost River	12,150				607.50	4/1 - 9/30
October 1, 2019	March 31, 2020	LOSTRI	Lost River	LOSTRI	Lost River	15,000				750.00	10/1 - 3/31
April 1, 2020	September 30, 2020	LOSTRI	Lost River	LOSTRI	Lost River	6,600				330.00	4/1 - 9/30
October 1, 2020	March 31, 2021	LOSTRI	Lost River	LOSTRI	Lost River	7,500				375.00	10/1 - 3/31
April 1, 2021	September 30, 2021	LOSTRI	Lost River	LOSTRI	Lost River	6,600				330.00	4/1 - 9/30
October 1, 2021	March 31, 2022	LOSTRI	Lost River	LOSTRI	Lost River	7,500				375.00	10/1 - 3/31
November 1, 2008	March 31, 2016	LOUDOUN	LOUDOUN LNG	837337	LOUDOUN	101,363			300	5,068.15	10/1 - 3/31
November 1, 2008	March 31, 2016	LOUDOUN	LOUDOUN LNG	837337	LOUDOUN	73,995			300	3,699.75	4/1 - 9/30
April 24, 2009	March 31, 2016	LOUDOUN	LOUDOUN LNG	837337	LOUDOUN	101,363			300	5,068.15	10/1 - 3/31
April 24, 2009	March 31, 2016	LOUDOUN	LOUDOUN LNG	837337	LOUDOUN	73,995			300	3,699.75	4/1 - 9/30
April 1, 2016	March 31, 2018	LOUDOUN	LOUDOUN LNG	837337	LOUDOUN	76,022			300	3,801.10	10/1 - 3/31
April 1, 2016	March 31, 2018	LOUDOUN	LOUDOUN LNG	837337	LOUDOUN	57,777			300	2,888.85	4/1 - 9/30
April 1, 2018	March 31, 2020	LOUDOUN	LOUDOUN LNG	837337	LOUDOUN	50,682			300	2,534.10	10/1 - 3/31
April 1, 2018	March 31, 2020	LOUDOUN	LOUDOUN LNG	837337	LOUDOUN	41,052			300	2,052.60	4/1 - 9/30
April 1, 2020	March 31, 2022	LOUDOUN	LOUDOUN LNG	837337	LOUDOUN	25,341			300	1,267.05	10/1 - 3/31
April 1,2020	March 31,2022	LOUDOUN	LOUDOUN LNG	837337	LOUDOUN	22,300			300	1,115.00	4/1 - 9/30

Appendix A to Service Agreement No.	100303	Revision No. 1

Under Rate Schedule	SST

Between (Transporter)	Columbia Gas Transmission, LLC

and (Shipper)	Washington Gas Light Company

1/	Application of MDDOs, DDQs and ADQs and/or minimum pressure and/or hourly flowrate shall be as follows:

Appendix A to Service Agreement No.	100303	Revision No. 1

Under Rate Schedule	SST

Between (Transporter)	Columbia Gas Transmission, LLC

and (Shipper)	Washington Gas Light Company
FNG1 — This footnote applies to the following Measuring Point No.: LOSTRI
THE HAMPSHIRE INJECTION MDDO IS ZERO (0) DTH/D FROM NOVEMBER 1 THROUGH MARCH 31. IN NO EVENT SHALL THE HOURLY WITHDRAWAL QUANTITY EXCEED 105% OF 1/24TH OF THE RATE SCHEDULE X-39 WHICH CONTRACT DEMAND LEVEL IS BASED ON A CONVERSION FACTOR OF 1.035 DTH PER MCF.
FN02 — This footnote applies to the following Measuring Point Nos: 802675, 802677, and 837337,
THE MAXIMUM DAILY DELIVERY OBLIGATIONS FOR LOUDOUN, DRANESVILLE AND ROCKVILLE SHALL APPLY ON AN HOURLY BASIS AS FOLLOWS: THE MAXIMUM HOURLY FLOW RATE TRANSPORTER IS OBLIGATED TO PROVIDE TO WASHINGTON GAS (WG), AT LOUDOUN, DRANESVILLE AND ROCKVILLE WILL BE 5,490, 5,633, AND 20,765 DTH/HOUR RESPECTIVELY, PROVIDED WG MAINTAINS A TOTAL FIRM ENTITLEMENT OF 751,087 DTH/DAY AND THE CURRENT MAXIMUM DAILY DELIVERY OBLIGATIONS OF 131,758 DTH/DAY AT LOUDOUN, 132,542 DTH/DAY AT DRANESVILLE, AND 488,585 DTH/DAY AT ROCKVILLE AND 50,000 DTHS OF HAMPSHIRE (X-39) VOLUMES ARE NOMINATED, CONFIRMED AND SCHEDULED (NCS) ON ANY GAS DAY.
THE MAXIMUM HOURLY FLOW RATE OBLIGATION OF 20,765 DTH/HOUR AT ROCKVILLE IS CONTINGENT UPON 50,000 DTHS BEING NOMINATED, CONFIRMED, AND SCHEDULED FROM HAMPSHIRE (X-39) ON ANY GAS DAY. THE MAXIMUM HOURLY FLOW RATE OBLIGATION OF 20,765 DTH/HOUR WILL BE PROPORTIONATELY REDUCED WHEN VOLUMES LESS THAN 50,000 DTHS ARE NOMINATED, CONFIRMED AND SCHEDULED FROM HAMPSHIRE (X-39). FOR EXAMPLE, THE MAXIMUM HOURLY FLOW RATE OBLIGATION AT ROCKVILLE WOULD BE 20,358 DTH/HOUR AND 20,561 DTH/HOUR WHEN THE NOMINATED, CONFIRMED AND SCHEDULED QUANTITIES FROM HAMPSHIRE (X-39) ARE ZERO (0) AND 25,000 DTHS ON ANY GAS DAY.
IF THERE IS A REDUCTION IN THE TOTAL FIRM ENTITLEMENT OR THE CURRENT MAXIMUM DAILY DELIVERY OBLIGATIONS OF WG AT LOUDOUN, DRANESVILLE AND/OR ROCKVILLE, THE MAXIMUM HOURLY FLOW RATE AT THESE POINTS WILL BE DETERMINED AS FOLLOWS: LOUDOUN 1/24TH OF REVISED MDDO; DRANESVILLE 102% OF 1/24TH OF THE REVISED MDDO; AND ROCKVILLE 1/24TH OF THE REVISED MDDO PLUS THE HOURLY FLOW RATE ASSOCIATED WITH THE HAMPSHIRE (X-39) VOLUMES REFERENCED ABOVE. THE HOURLY FLOW RATE INCREASE ASSOCIATED WITH ANY INCREASES TO THE MDDO’S AT LOUDOUN, DRANESVILLE AND/OR ROCKVILLE WILL BE NEGOTIATED BUT THE INCREASE WILL NOT BE BELOW 1/24TH OF THE MDDO OR TFE ADDITION.
ANY DIFFERENCE BETWEEN WG’S ACTUAL HOURLY USAGE AT ROCKVILLE AND WG’S CONTRACTUAL HOURLY FLOW COMMITMENT AT ROCKVILLE WILL INCREASE WG’S HOURLY FLOW RIGHTS AT EITHER DRANESVILLE OR LOUDOUN, SUBJECT TO FACILITY LIMITATIONS AND PRIMARY FIRM OBLIGATIONS AT THOSE POINTS.
THESE HOURLY FLOWRATE OBLIGATIONS WILL BE PROPORTIONATELY REDUCED BY 100% OF 1/24TH OF:
•	QUANTITIES NOMINATED, CONFIRMED, AND SCHEDULED UNDER WG’S FTS SERVICE AGREEMENTS BELOW THE MAXIMUM CONTRACT QUANTITY ON ANY GAS DAY.

•	FTS OR SST QUANTITIES THAT ARE NOMINATED, CONFIRMED, AND SCHEDULED TO A SECONDARY DELIVERY POINT, AND

•	ANY SST QUANTITIES REDUCED AS A RESULT OF SEASONAL ADJUSTMENTS.
IF THIRD PARTY SHIPPERS WITH PRIMARY DELIVERY POINTS AT THE ROCKVILLE AND DRANESVILLE GATE STATIONS NOMINATE, CONFIRM, AND

Appendix A to Service Agreement No.	100303	Revision No. 1

Under Rate Schedule	SST

Between (Transporter)	Columbia Gas Transmission, LLC

and (Shipper)	Washington Gas Light Company
SCHEDULE CAPACITY TO MLI 78-30 FOR DELIVERY TO THOSE PRIMARY DELIVERY POINTS, ONE-TWENTY-FOURTH (1/24) OR THE ACTUAL CONTRACTUAL HOURLY FLOW RIGHT, IF GREATER THAN 1/24, OF SUCH THIRD PARTY CAPACITY NOMINATED, CONFIRMED, AND SCHEDULED FOR DELIVERY TO THOSE POINTS WILL BE AVAILABLE TO WASHINGTON GAS AS THE CITY GATE OPERATOR IN ADDITION TO WASHINGTON GAS’ OWN CONTRACTUAL HOURLY FLOW ENTITLEMENTS.
GFN1 — This footnote applies to all scheduling points on this contract:
UNLESS MEASURING POINT SPECIFIC MDDOS ARE SPECIFIED IN A SEPARATE FIRM SERVICE AGREEMENT BETWEEN TRANSPORTER AND SHIPPER, TRANSPORTER’S AGGREGATE MAXIMUM DAILY DELIVERY OBLIGATION, UNDER THIS AND ANY OTHER SERVICE AGREEMENT BETWEEN TRANSPORTER AND SHIPPER, AT THE MEASURING POINTS LISTED ABOVE SHALL NOT EXCEED THE MDDO QUANTITIES SET FORTH ABOVE FOR EACH MEASURING POINT. ANY MEASURING POINT SPECIFIC MDDOS IN A SEPARATE FIRM SERVICE AGREEMENT BETWEEN TRANSPORTER AND SHIPPER OR ANY SHIPPER SHALL BE ADDITIVE TO THE INDIVIDUAL MEASURING POINT MDDOS SET FORTH HEREIN.

Appendix A to Service Agreement No.	100303	Revision No. 1

Under Rate Schedule	SST

Between (Transporter)	Columbia Gas Transmission, LLC

and (Shipper)	Washington Gas light Company
The Master List of Interconnects (MLI) as defined in Section 1 of the General Terms and Conditions of Transporter’s Tariff is incorporated herein by reference for purposes of listing valid secondary receipt and delivery points.
☐ Yes ☑ No (Check applicable blank) Transporter and Shipper have mutually agreed to a Regulatory Restructuring Reduction Option pursuant to Section 42 of the General Terms and Conditions of Transporter’s FERC Gas Tariff.
☐ Yes ☑ No (Check applicable blank) Shipper has a contractual right of first refusal equivalent to the right of first refusal set forth from time to time in Section 4 of the General Terms and Conditions of Transporter’s FERC Gas Tariff.
Service pursuant to this Appendix A, Revision No. 1 shall be effective from April 24, 2009 through March 31, 2022.
☑ Yes ☐ No (Check applicable blank) This Appendix A, Revision No. 1 shall cancel and supersede the previous Appendix A, Revision No. 0 effective as of November 01, 2008, to the Service Agreement referenced above.
☐ Yes ☑ No (Check applicable blank) All gas shall be delivered at existing points of interconnection within the MDDOs, and/or ADQs, and/or DDQs, as applicable, set forth in Transporter’s currently effective Rate Schedule            Appendix A with Shipper, which for such points set forth are incorporated herein by reference.
☐ Yes ☑ No (Check applicable blank) This Service Agreement covers interim capacity sold pursuant to the provisions of General Terms and Conditions Section 4.2(j). Right of first refusal rights, if any, applicable to this interim capacity are limited as provided for in General Terms and Conditions Section 4.2(j).

With the exception of this Appendix A, Revision No. 1 all other terms and conditions of said Service Agreement shall remain in full force and effect.

	Washington Gas Light Company		Columbia Gas Transmission, LLC

By: Its:	/s/ Terry D. McCallister Terry D. McCallister	By: Its:	/s/ Mark S. Wilke Mark S. Wilke
	President & COO		Director, Commercial Services
Date:		Date:

Service Agreement No. 100303
Control No.
SST SERVICE AGREEMENT
THIS AGREEMENT, made and entered into this 31 day of October, 2008, by and between:
COLUMBIA GAS TRANSMISSION, LLC
(“Transporter”)
AND
Washington Gas Light Company
(“Shipper”)
WITNESSETH: That in consideration of the mutual covenants herein contained, the parties hereto agree as follows:
Section 1. Service to be Rendered. Transporter shall perform and Shipper shall receive service in accordance with the provisions of the effective SST Rate Schedule and applicable General Terms and Conditions of Transporter’s FERC Gas Tariff, Second Revised Volume No. 1 (Tariff), on file with the Federal Energy Regulatory Commission (Commission), as the same may be amended or superseded in accordance with the rules and regulations of the Commission. The maximum obligation of Transporter to deliver gas hereunder to or for Shipper, the designation of the points of delivery at which Transporter shall deliver or cause gas to be delivered to or for Shipper, and the points of receipt at which Shipper shall deliver or cause gas to be delivered, are specified in Appendix A, as the same may be amended from time to time by agreement between Shipper and Transporter, or in accordance with the rules and regulations of the Commission. Service hereunder shall be provided subject to the provisions of Part 284.223 of Subpart G of the Commission’s regulations. Shipper warrants that service hereunder is being provided on behalf of Shipper.
Section 2. Term. Service under this Agreement shall commence as of November 1, 2008, and shall continue in full force and effect until March 31, 2022. Pre-granted abandonment shall apply upon termination of this Agreement, subject to any right of first refusal Shipper may have under the Commission’s regulations and Transporter’s Tariff.
Section 3. Rates. Shipper shall pay Transporter the charges and furnish Retainage as described in the above-referenced Rate Schedule, unless otherwise agreed to by the parties in writing and specified as an amendment to this Service Agreement. Transporter may agree to discount its rate to Shipper below Transporter’s maximum rate, but not less than Transporter’s minimum rate. Such discounted rate may apply to: a) specified quantities (contract demand or commodity quantities); b) specified quantities above or below a certain level or all quantities if quantities exceed a certain level; c) quantities during specified time periods; d) quantities at specified points, locations, or other defined geographical areas; and e) that a specified discounted rate will apply in a specified relationship to the quantities actually transported (i.e., that the reservation charge will be adjusted in a specified relationship to quantities actually transported). In addition, the discount agreement may include a provision that if one rate component which was at or below the applicable maximum rate at the time the discount agreement was executed subsequently exceeds the applicable maximum rate due to a change in Transporter’s maximum rate so that such rate component must be adjusted downward to equal the new applicable maximum rate, then other rate components may be adjusted upward to achieve the agreed overall rate, so long as none of the resulting rate components exceed the maximum rate applicable to that rate component. Such changes to rate components shall be applied prospectively, commencing with the date a Commission order accepts revised tariff sheets. However, nothing contained herein shall be construed to alter a refund obligation under applicable law for any period during which rates which had been charged under a discount agreement exceeded rates which ultimately are found to be just and reasonable.

Service Agreement No. 100303
Control No.
SST SERVICE AGREEMENT
Section 4. Notices. Notices to Transporter under this Agreement shall be addressed to it at Post Office Box 1273, Charleston, West Virginia 25325-1273, Attention: Manager - Customer Services and notices to Shipper shall be addressed to it at:
Washington Gas Light Company
6801 Industrial Pk
Springfield, VA 22151
Attention: Nimmie Hickman
until changed by either party by written notice.
Section 5. Superseded Agreements. This Service Agreement supersedes and cancels, as of the effective date hereof, the following Service Agreements: N/A

WASHINGTON GAS LIGHT COMPANY	COLUMBIA GAS TRANSMISSION, LLC

By /s/ Terry D. McCallister Title Terry D. McCallister President & COO	By /s/ Mark S. Wilke Title Director, Commercial Services